UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
HomeAway, Inc.
(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of

Stockholders To Be Held on June 6, 2012, for HomeAway, Inc.

You are receiving this communication because you hold shares in Home Away, Inc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/away or easily request a paper copy (see reverse side). To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2012 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make this request on or before May 25, 2012 to facilitate timely delivery.
As described in the proxy card, you can vote online, by mail or by telephone on the proposals to be voted on at the 2012 Annual Meeting. To attend the 2012 Annual Meeting and vote in person, see the details in the Notice of Annual Meeting below and the instructions in the proxy materials.

For a Convenient Way to VIEW Proxy Materials – and – VOTE Online go to: www.proxydocs.com/away

Proxy Materials Available to View or Receive:

1. Proxy Statement    2. Annual Report

Printed materials may be requested by one of the following methods:

You must use the 12 digit control number located in the shaded gray box below.

*    If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

CONTROL NO.

HomeAway, Inc. Notice of Annual Meeting

Date: Wednesday, June 6, 2012 Time: 09:00 A.M. (Central Daylight Time) Place: 900 South Capital of Texas Highway, Las Cimas IV, Fifth Floor, Austin, TX 78746

Proposals to be voted on at the Annual Meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote “FOR” the following nominees:

1.	Election of Class I Directors.

Nominees                             01 Todd C. Chaffee                 03 Robert Solomon

                                               02 Carl G. Shepherd

The Board of Directors recommends that you vote “FOR” the following:

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2012.

3.	Advisory vote to approve the compensation of named executive officers.

The Board of Directors recommends that you vote “3 YEARS” for the following:

4.	Frequency of advisory vote to approve the compensation of named executive officers.